=======================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 3, 2003

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-23377                 13-3699013
         --------                     ---------                 ----------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)


       10 Rockefeller Plaza, Suite 1015, New York, New York     10020-1903
       ----------------------------------------------------     ----------
            (Address of Principal Executive Offices)           ((Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


                    =======================================

ITEM  9.  REGULATION  FD  DISCLOSURE

The Registrant has compiled, and has attached as Exhibit 99.1, consolidated information related to loan activity of the Registrant and its subsidiaries through May of 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   INTERVEST  BANCSHARES  CORPORATION



Date:  July 3, 2003              By:  /s/  Lowell  S.  Dansker
                                      ------------------------------------------
                                      LOWELL S. DANSKER, PRESIDENT AND TREASURER
                                      (PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
                                      FINANCIAL OFFICER)

                                INDEX TO EXHIBITS


Exhibit  No.     Description
------------     -----------

99.1             Consolidated  Summary  of  Loan  Activity